Accumulated other comprehensive income/(loss)	12 Months Ended
Dec. 31, 2018
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Accumulated other comprehensive income/(loss)
Accumulated other comprehensive income/(loss)

Accumulated other comprehensive income consists of the following:

(In $ millions)	Unrealized gain on marketable securities	Unrealized gain on foreign exchange	Actuarial gain/(loss) relating to pension	Share in unrealized gains from associated companies	Change in unrealized gain on interest rate swaps in VIEs	Change in debt component on Archer facility	Total
Balance at December 31, 2015 (Predecessor)	(151)	36	(38)	11	—	—	(142)
Other comprehensive income before reclassifications	168	—	15	12	—	—	195
Balance as at December 31, 2016 (Predecessor)	17	36	(23)	23	—	—	53
Other comprehensive income before reclassifications	14	—	(3)	2	2	—	15
Amounts reclassified from accumulated other comprehensive income	—	—	—	(10)	—	—	(10)
Balance as at December 31, 2017 (Predecessor)	31	36	(26)	15	2	—	58
Adoption of accounting standard update	(31)	—	—	—	—	—	(31)
Balance as at January 1, 2018 (Predecessor)	—	36	(26)	15	2	—	27
Reset accumulated other comprehensive (loss)/income	—	(36)	26	(15)	(2)	—	(27)
Balance as at July 1, 2018 (Predecessor)	—	—	—	—	—	—	—

Other comprehensive income before reclassifications	—	—	1	(5)	—	(3)	(7)
Balance as at December 31, 2018 (Successor)	—	—	1	(5)	—	(3)	(7)

In January 2016, the FASB issued ASU 2016-01 "Recognition and Measurement of Financial Assets and Financial Liabilities" to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information. ASU 2016-01 became effective for fiscal years and interim periods beginning after December 15, 2017. We adopted ASU 2016-01 starting from January 1, 2018 on a modified retrospective basis, with no changes recognized in the prior year comparatives and a cumulative catch up adjustment recognized in the Predecessor opening retained earnings.

Upon adoption of ASU 2016-01, we reclassified $31 million of unrealized gains related to our marketable securities from accumulated other comprehensive income to retained earnings in the Predecessor. As a result of the adoption of this guidance we are required to recognize the movement in the fair value of our marketable securities in the Consolidated Statement of Operations. Refer to Note 15 "Marketable securities" for further information.

On emergence from Chapter 11, the accumulated other comprehensive income of the Predecessor was reset to nil. For further information refer to Note 5 - Fresh start accounting.

The applicable amount of income taxes associated with each component of other comprehensive income in the Successor is nil, other than on the actuarial loss on pension, due to the fact that the items relate to companies domiciled in non-taxable jurisdictions. For actuarial loss related to pension, the accumulated applicable amount of income taxes is nil for the period from July 2, 2018 to December 31, 2018 ($1 million for the period from January 1, 2018 to July 1, 2018 and $1 million for the year ended December 31, 2017 (Predecessor)) as this item is related to companies domiciled in Norway where the tax rate is 23% (December 31, 2017 (Predecessor): 24%).